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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


                                NOVEMBER 26, 1997
                (Date of Report, date of earliest event reported)

                           BOLLINGER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                                          75-2502577
(State or other jurisdiction                           (I.R.S. Employer
    of incorporation or                               Identification No.)
       organization)


                                     0-22716
                            (Commission File Number)


                602 FOUNTAIN PARKWAY, GRAND PRAIRIE, TEXAS 75050
               (Address of principal executive offices) (Zip Code)



                                 (972) 343-1000
              (Registrant's telephone number, including area code)

           Former address: 222 W. Airport Freeway, Irving, Texas 75062




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On November 13, 1997, Bollinger Industries, Inc. and its wholly owned subsidiary NBF, Inc. entered into an asset purchase agreement for the sale of its trampoline division to Hedstrom Corporation. Refer to Form 8-K dated November 26, 1997 and to Form 10Q for the quarter and September 30, 1997.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (b) Pro Forma financial information (Unaudited)

         Pro forma condensed consolidated financial statements of the Registrant, which present the pro forma effects of the transactions, described by reference to Item 2 in the 8-K filed November 26, 1997, assuming such transactions had occurred as of the dates set forth in the accompanying notes, are included herein as Exhibit 99.1.

         (c)  Exhibits.

         Item No. Exhibit Index

         99.1     Pro forma financial information of the Registrant.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                      BOLLINGER INDUSTRIES, INC.





Date: January 26, 1998                                 /s/ Rose Turner
      ----------------
                                                      --------------------------
                                                       Rose Turner
                                                       Executive Vice President
                                                       - Finance, Chief
                                                       Financial Officer,
                                                       Treasurer and Secretary


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                                 EXHIBIT INDEX


Exhibit                  Description
-------                  -----------

99.1                     Pro forma financial information of the Registrant.